J.P. MORGAN MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

JPMorgan Liquid Assets Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(All Share Classes)

(each a series of JPMorgan Trust II)

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated March 8, 2016

to the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated July 1, 2015, as supplemented

The Securities and Exchange Commission (“SEC”) has amended the rules that govern the operation of registered money market funds (“MMFs”). The compliance date for certain of these amendments is October 14, 2016 (the “compliance date”). The following is a summary of the major components of these amendments, as well as information pertaining to certain changes that will impact the JPMorgan MMFs.

Summary of Reforms

Stable or Floating Net Asset Value (“NAV”)

Under the amendments, MMFs that qualify as “retail” (“Retail MMFs”) or “government” (“Government MMFs”) will be permitted to utilize the amortized cost method of valuation to transact at a stable NAV of $1.00 per share.

MMFs that do not qualify as Retail MMFs or Government MMFs (collectively, “Institutional MMFs”) will be required to price and transact in their shares at a floating NAV reflecting current market-based values of their portfolio securities. The floating NAV will need to be rounded to four decimal places for a MMF utilizing a $1.00 NAV per share (e.g., $1.0000).

Liquidity Fees on Redemptions and Redemption Gates

Additionally, as discussed below, all Retail and Institutional MMFs must adopt policies and procedures to enable them to impose liquidity fees on redemptions and/or redemption gates in the event that the MMF’s weekly liquid assets (as defined below) were to fall below a designated threshold, subject to the actions of the MMF’s board. Government MMFs are exempt from this requirement.

SUP-MMF-316

At a February 2016 meeting, the Funds’ Board of Trustees (the “Board”) agreed with management’s recommendation that each of the JPMorgan MMFs be designated as set forth below:

Fund	Designation	Floating NAV Required (October 1, 2016)	Ability to Use Liquidity Fees and Temporary Gates (October 14, 2016)
JPMorgan Prime Money Market Fund	Institutional	Yes	Yes
JPMorgan Liquid Assets Money Market Fund	Retail	No	Yes
JPMorgan California Municipal Money Market Fund	Retail	No	Yes
JPMorgan New York Municipal Money Market Fund	Retail	No	Yes
JPMorgan Municipal Money Market Fund	Retail	No	Yes
JPMorgan Tax Free Money Market Fund	Retail	No	Yes
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Government	No	No1
JPMorgan Federal Money Market Fund	Government	No	No1
JPMorgan U.S. Government Money Market Fund	Government	No	No1
JPMorgan U.S. Treasury Plus Money Market Fund	Government	No	No1

1	The Board has no current intention to subject the Government MMFs to temporary liquidity fees and redemption gates. Please note, however, that the Board may reserve the ability to subject the Government MMFs to a liquidity fee and/or redemption gate in the future after providing appropriate prior notice to shareholders.

JPMorgan Retail MMFs

As required under the rule amendments, each Retail MMF must adopt policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons.

In order to separate retail and non-retail investors, a Retail MMF may redeem investors that do not satisfy the eligibility requirements for Retail MMF investors. Each Fund that will operate as a retail MMF will provide advance written notice of its intent to make any such involuntary redemptions, which will include more specific information on timing. Neither a Fund nor its investment adviser will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

It is currently intended that each Fund that will operate as a Retail MMF will continue to operate with its existing objective to maintain a $1.00 stable NAV. Each Fund that will operate as a Retail MMF will be subject to the liquidity fee and redemption gate provisions described below.

The Funds listed in the table above will seek to qualify as Retail MMFs by October 1, 2016. On or before October 1, 2016, investments in those Funds will be limited to accounts beneficially owned by natural persons. Natural persons may invest in a Retail MMF through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Effective October 1, 2016, only accounts beneficially owned by natural persons will be permitted to retain their shares. Financial intermediaries will be required to take steps to remove any shareholders on behalf of whom they hold shares in a Retail MMF that are not eligible to be invested in the Retail MMF prior to such date and must notify the Retail MMF of any ineligible shareholders that continue to own shares of the Retail MMF on such date. Further, financial intermediaries may only submit purchase orders following such date if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by a Fund or its shareholder servicing agent to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders. The Funds that will operate as a Retail MMF reserve the right to redeem shares in any account that they cannot confirm to their satisfaction are beneficially owned by natural persons, after providing advance notice.

JPMorgan Institutional MMF

Under the rule amendments, both retail and non-retail investors will be able to own shares of the JPMorgan Prime Money Market Fund, but the Fund will be required to transition to a floating NAV calculated to four decimals (e.g., $1.0000) on or before October 14, 2016. This transition currently is expected to occur with respect to the JPMorgan Prime Money Market Fund on or about October 1, 2016. The JPMorgan Prime Money Market Fund will also be subject to the liquidity fee and redemption gate provisions described below.

Effective on or about October 1, 2016, the NAV of each class of shares of the JPMorgan Prime Money Market Fund will ordinarily be calculated as of the following times on each day the Fund accepts purchase orders and redemption requests:

JPMorgan Prime Money Market Fund — 8:00 a.m., 12:00 p.m. and 3:00 p.m. ET

Until such conversion date, it is currently expected that the JPMorgan Prime Money Market Fund will continue to seek to maintain a stable NAV per share of $1.00 using the amortized cost method to value its portfolio of securities.

Timing of Acceptance and Processing of Trade Orders

Currently, certain financial intermediaries serve as agents for the MMFs and accept orders on their behalf. Where a financial intermediary serves as agent, the order is priced at the MMF’s NAV next calculated after it is accepted by the financial intermediary. In such cases, if requested by a MMF, the financial intermediary is responsible for providing information with regard to the time that such order for purchase, redemption or exchange was received. Orders submitted through a financial intermediary that has not received authorization to accept orders on a MMF’s behalf are priced at the MMF’s NAV next calculated after it receives the order from the financial intermediary and accepts it, which may not occur on the day submitted to the financial intermediary.

Effective October 1, 2016, the JPMorgan Prime Money Market Fund will no longer permit financial intermediaries to serve as its agent for the receipt of orders. From that date, all trades in the JPMorgan Prime Money Market Fund will be priced at the NAV next calculated by the Fund following its receipt of the trade in proper form from the financial intermediary.

Effective October 1, 2016, in order to purchase shares of the JPMorgan Prime Money Market Fund , the Fund must receive “federal funds” or other immediately available funds by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that payment is not received by the JPMorgan Prime Money Market Fund by the close of the Federal Reserve wire transfer system or through other immediately available funds that same day, the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. A shareholder that redeems shares of the JPMorgan Prime Money Market Fund will not receive a dividend on the date of redemption, regardless of the form of payment requested.

Check Writing Privileges

Effective September 1, 2016, check writing privileges will no longer be available for shareholders of the JPMorgan Prime Money Market Fund.

Interfund Exchanges

Effective October 1, 2016, exchanges between the JPMorgan Prime Money Market Fund and other JPMorgan Funds will no longer be permitted.

JPMorgan Government MMFs

A Government MMF is defined as a MMF that invests at least 99.5% of its total assets in cash, government securities and/or repurchase agreements collateralized solely by cash and/or government securities. It is currently intended that each of the Funds that intend to qualify as Government MMFs will continue to operate with its existing objective to maintain a $1.00 stable NAV. Under the rule amendments, a Government MMF is not required to be subject to liquidity fees on redemptions and redemption gates. The Funds’ Board has no current intention to subject the Funds that intend to qualify as Government MMFs to temporary liquidity fees and redemption gates.

More Information on Liquidity Fees and Redemption Gates

Under the rule amendments, if a MMF’s weekly liquid assets fall below 30% of its total assets, the MMF’s board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates. In addition, if a MMF’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the MMF must impose a 1% liquidity fee on shareholder redemptions unless the MMF’s board determines that not doing so is in the best interests of the MMF. “Weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

With regard to all Funds that do not qualify as Government MMFs (as set forth above), the liquidity fee and redemption gate powers described above will be available to the Board on October 14, 2016.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The Board generally expects that a redemption gate would be imposed prior to notification to shareholders and financial intermediaries that a gate would be imposed. Additionally, the Board generally expects that a liquidity fee would be implemented, if at all, after a Fund has notified financial intermediaries and shareholders that a liquidity fee will be imposed (generally, applied to all redemption requests processed at the first net asset value calculation on the next business day following the announcement that the Fund will impose a liquidity fee), although the Board, in its discretion, may elect otherwise. In the event that a liquidity fee or redemption gate is imposed, the Board expects that for the duration of its implementation and the day after which such gate or fee is terminated, the Fund would strike only one NAV per day, at the Fund’s last scheduled NAV calculation time.

The imposition and termination of a liquidity fee or redemption gate will be reported by a Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website (www.jpmorganfunds.com). In addition, a Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means.

If a liquidity fee is applied by the Board of a Fund, it will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Board. Liquidity fees would reduce the amount you receive upon redemption of your shares. In the event a Fund imposes a redemption gate, the Fund or any financial intermediary on its behalf will not accept redemption requests until the Fund provides notice that the redemption gate has been terminated.

Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of a Fund.

The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, a Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. The Board of a Fund that operates as a Retail or Government MMF may suspend redemptions and liquidate the Fund if the Board determines that the deviation between its amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders.

There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by MMFs, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service (“IRS”). If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

Responsibilities of Financial Intermediaries

On or before October 1, 2016, financial intermediaries are required, to the extent that they hold investments in a Fund that operates as a Retail MMF to ensure that all shareholders on behalf of whom they hold investments comply with the terms and conditions for investor eligibility as set forth above. Additionally, such financial intermediaries will be expected to have, and upon request may be asked to provide satisfactory evidence to each of those Funds or the shareholder servicing agent that they have policies and procedures in place that are reasonably designed to limit all beneficial owners of the Fund on behalf of whom they place orders to natural persons and to provide to the Fund information or certification as to the adequacy of such procedures and the effectiveness of their implementation, in such form as may be reasonably requested by the Fund or the shareholder servicing agent.

Financial intermediaries are expected to promptly report to a Fund that operates as a Retail MMF or the shareholder servicing agent the identification of any shareholder of the Fund that does not qualify as a natural person of whom they are aware and promptly take steps to redeem any such shareholder’s shares of the Fund upon request by the Fund or the shareholder servicing agent, in such manner as it may reasonably request.

Where, pursuant to authorization from a Fund, a financial intermediary accepts trade orders on the MMF’s behalf (which shall not include a Fund that is an Institutional MMF after October 1, 2016), upon the Fund’s reasonable request, the financial intermediary is expected to promptly provide the Fund or the shareholder servicing agent with information regarding the timing of its acceptance of such trade orders for purposes of, among other things, validating which NAV calculation should be applied to such trades and determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto.

Where a financial intermediary accepts trade orders on a Fund’s behalf (which shall not include a Fund that is an Institutional MMF after October 1, 2016), they are required to promptly take the steps requested by the Fund or its designee to impose or help to implement a liquidity fee or redemption gate as requested from time to time, including the rejection of orders due to the imposition of a fee or gate or the prompt re-confirmation of orders following a notification regarding the implementation of a fee or gate.

With regard to such orders, a redemption request that a Fund determines in its sole discretion has been received in good order by the Fund or its designated agent prior to the imposition of a liquidity fee or redemption gate may be paid by the Fund despite the imposition of a redemption gate or without the deduction of a liquidity fee.

For all MMFs, where a financial intermediary serves as a Fund’s agent for the purpose of receiving orders, trades that are not transmitted to the Fund by the financial intermediary before the time required by the Fund or the shareholder servicing agent may, in the Fund’s discretion, be (i) rejected or (ii) processed on an as-of basis, provided, however, that any cost or loss to the Fund or the shareholder servicing agent or their affiliates, from such transactions shall be borne exclusively by the financial intermediary.

Investment Strategy Changes For Certain Funds

Effective September 1, 2016, each of the JPMorgan California Municipal Money Market Fund, JPMorgan New York Municipal Money Market Fund and JPMorgan Municipal Money Market Fund has adopted a non-fundamental policy to ordinarily invest, under normal circumstances, 100% of its total assets in weekly liquid assets (as defined under Rule 2a-7). The maturity restrictions applicable to weekly liquid assets may reduce these Funds’ yield and performance.

Investors should note that the historical yield and performance information for these Funds, as described in their prospectuses, is based on the investment policies of the Funds prior to the implementation of these changes.

Distributions and Taxes

The following hereby replaces the third paragraph of the section “Distributions and Taxes” in the prospectuses:

Each Fund declares dividends of net investment income, if any, daily, so your shares can start earning dividends on the day you buy them. Each Fund distributes such dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. Such instruction must be received prior to the final calculation of the NAV on date of payment. Dividends on a dividend reinvestment begin to accrue on the date following the purchase date. In the event that a liquidity or redemption gate is in place at the time that dividends are distributed, all distributions will be made in form of cash. The taxation of dividends will not be affected by the form in which you receive them. For each taxable year, each Fund will distribute substantially all of its net investment income and short-term capital gain. However, from time to time a fund may not pay out all of the income and/or gains generated from its investments, including for the purpose of stabilizing its net asset value per share.

Legends

With regard to each Fund, the following language applies and has been added to the prospectus:

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Timing and Determinations

The determinations and actions described herein, and anticipated timing of those actions, remain subject to future change. Shareholders will be given notice of further developments, as appropriate.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

Summary Prospectus March 8, 2016

JPMorgan California Municipal Money Market Fund

Class/Ticker:     Premier/JCRXX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-766-7722 or by sending an e-mail request to global_liquidity_funds_services_us@jpmorgan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated March 8, 2016, are incorporated by reference into this Summary Prospectus.

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Premier
Management Fees	0.08%
Other Expenses	0.39
Shareholder Service Fees	0.30
Remainder of Other Expenses	0.09

Total Annual Fund Operating Expenses	0.47
Fee Waivers and Expense Reimbursements[1]	(0.02)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.45

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Premier Shares (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.45% of their average daily net assets. This waiver is in effect through 3/8/17, at which time the adviser and/or its affiliates will determine whether to renew or revise it. In addition, the Fund’s adviser and/or its affiliates may voluntarily waive certain of their fees and/or reimburse certain expenses, as they may determine, from time to time. The Fund’s adviser and/or its affiliates may discontinue or modify any such voluntary actions at any time without notice.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 3/8/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
PREMIER SHARES ($)	46	149	261	590

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

For purposes of the 80% policy above, the Fund will only invest in municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. Municipal obligations in which the Fund may invest are securities that are issued by the State of California, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions.

The Fund generally invests in short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

In addition to purchasing municipal obligations directly, the Fund may invest in municipal obligations by (1) purchasing instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, such as tender option bonds, or (2) purchasing participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals.

Up to 20% of the Fund’s total assets may be invested in non-California municipal obligations, subject to California personal income taxes, or in securities subject to federal income tax or the federal alternative minimum tax, such as taxable money market instruments or repurchase agreements.

The Fund is a money market fund managed in the following manner:

•	The Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less.

•

The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund seeks to invest in securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Main Investment Risks

The Fund is subject to management risk and the Fund may not achieve its objective if the adviser’s expectations regarding particular securities or interest rates are not met.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Under the recent amendments to the Securities and Exchange Commission (“SEC”) rules that govern the operation of registered money market funds (“MMFs”), MMFs that qualify as “retail” (“Retail MMFs”) or “government” (“Government MMFs”) will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at their existing $1.00 share price.

The Fund currently intends to qualify as a Retail MMF by October 14, 2016.

As required under the rule amendments, the Fund must adopt policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons. The Board of Trustees intends to adopt such policies and procedures with regard to the Fund prior to October 14, 2016. When such policies and procedures are adopted, the prospectuses and statement of additional information of the Fund will be updated to reflect those changes.

In order to separate retail and non-retail investors, pursuant to relief granted by the SEC, the Fund may redeem investors that do not satisfy the eligibility requirements for Retail MMF investors. The Fund will provide advance written notification of its intent to make any such involuntary redemptions, which will include more specific information about timing.

Neither the Fund nor the adviser will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

It is currently anticipated that, at a meeting expected to be held in the second half of 2016, the Board of Trustees will consider the recently granted liquidity fee and gate authority described herein with regard to the Fund and that such authority will be made available to the Board on, or prior to, October 14, 2016. Prior to October 14, 2016, the Fund is required to adopt policies and procedures to be able to impose liquidity fees on redemptions and/or redemption gates in the event that the Fund’s weekly liquid assets were to fall below a designated threshold, subject to the actions of the Fund’s Board.

Under the rule amendments, if a MMF’s weekly liquid assets fall below 30% of its total assets, the MMF’s board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or gates on redemptions. In addition, if a MMF’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the MMF’s Board of Trustees determines that not doing so is in the best interests of the MMF.

The preliminary determinations and actions described above, and anticipated timing of those actions, remain subject to future change. Shareholders will be given notice of further developments, as appropriate.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Risk of California Obligations. Because the Fund invests primarily in municipal obligations issued by the State of California, its political subdivisions, authorities, and agencies, its performance will be affected by the fiscal and economic health of that state and its municipalities. Provisions of the California

Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some obligations, including municipal lease obligations, carry additional risks.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the obligations and thus the value of the Fund’s investments. To the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs, currency fluctuations, and possible delayed settlement.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the obligations issued by the municipality and the value of the Fund’s investments.

There may be times that, in the opinion of the adviser, municipal money market securities of sufficient quality are not available for the Fund to be able to invest in accordance with its normal investment policies. As a temporary defensive position, the adviser may invest any portion of the Fund’s assets in obligations subject to state and/or federal income tax, or may hold any portion of the Fund’s assets in cash.

Geographic Focus Risk. As a single state money market fund, the Fund is less diversified than other money market funds.

This is because a single state money market fund is allowed by SEC rules to invest a significantly greater portion than other money market funds of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Tax Risk. The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or California personal income taxes. Consult your tax professional for more information.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, a fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Net Asset Value Risk. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

Concentration Risk. The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Repurchase Agreement Risk. There is a risk that the counterparty to a repurchase agreement will default or otherwise become unable to honor a financial obligation and the value of your investment could decline as a result.

Risk Associated with the Fund Holding Cash. The Fund will at times hold some of its assets in cash, which may hurt the Fund’s performance. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because Premier Shares have not yet commenced operations as of the date of this prospectus, the bar chart shows how the performance of the Fund’s Morgan Shares (which are not offered in this prospectus) has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. Returns for Premier Shares would be similar to the returns shown because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how the Fund will perform in the future.

Best Quarter	2Q and 3Q 2007	0.80%
Worst Quarter	3Q and 4Q 2009	0.00%
	1Q 2010
	2Q, 3Q and 4Q 2011
	1Q, 2Q, 3Q and 4Q 2012
	1Q, 2Q and 3Q 2013
	1Q, 2Q and 3Q 2014
	1Q, 2Q and 3Q 2015

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES	0.02%	0.02%	0.77%

Management

J.P. Morgan Investment Management Inc.

Purchase and Sale of Fund Shares

Purchase minimums

For Premier Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

You may purchase or redeem shares on any business day that the Fund is open:

•	Through your financial intermediary
•	By writing to J.P. Morgan Institutional Funds Service Center, 500 Stanton Christiana Road, 3-OPS3, Newark, DE 19713
•	After you open an account, by calling J.P. Morgan Institutional Funds Service Center at 1-800-766-7722

Tax Information

The Fund’s distributions of interest on municipal obligations generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on obligations that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-CAMMM-P-316